NOTICE OF ANNUAL MEETING
                          TO BE HELD AUGUST 21, 2001



                  To the shareholders of The O'Higgins Fund



NOTICE IS HEREBY GIVEN that the Annual Meeting of The O'Higgins Fund, Inc. will be held at 1375 Anthony Wayne Drive, Wayne PA. 19087 on Aug. 21, 2001 at 7:30 PM for the following purposes.


   1) To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2001.

   3) To transact such other business as may properly come before the meeting or any general adjournments thereof.



The Board of Directors has fixed the close of business on June 24, 2001 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF
              YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.


               PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.



























                                PROXY STATEMENT
                              THE O'HIGGINS FUND
                             1375 Anthony Wayne Dr.
                   Wayne, PA. 19087   Tel. 1-800-548-1942


Enclosed herewith is notice of an Annual Meeting of Shareholders of The O'Higgins Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on July 1, 2001.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through resubmittal at a later date. Please place your instructions on the enclosed one, then sign, date and return it. All costs of soliciting this proxy will be borne by your Fund.

You may also vote in person at the meeting that would override all your previ-ously filed proxies.

The Fund has one class of capital stock all having equal voting rights. On June 24, 2001, the date of record, there were 325,527 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.


                             ELECTION OF DIRECTORS

Six (6) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

           Nominees for Election of Directors of The O'Higgins Fund

   Name, Age  &       Directors   Principal  Occupation     #  Share       %  of
   Fund  Office        Since         Past Five Years        06/24/01       Class

Bernard B. Klawans      1998      President                   25,043        7.69
       80                         The O'Higgins Fund
* President                       Valley Forge, PA.

William A. Texter       1998      Retired Nuclear Eng Mgr        117        0.04
       54                         Peco Energy Co.
                                  Philadelphia, PA.
                                                                   (1)
Victor J. Belanger      1998      VP & Chief Oper Officer      1,255        0.39
       59                         Linearizer Tech, Inc.
                                  Robbinsville, NJ.

Dr. Gerd H. Dahl        1998      Retired Chemist                172        0.05
      70                          Elf Atochen N. A.
                                  Philadelphia, PA.

* Directors of the Fund who are "interested persons" as defined in the Invest-ment Company Act of 1940. Mr. Klawans is an "interested person" by virtue of his position in the Fund's Investment Adviser. All Fund officers are also considered "interested persons".

1) Includes 1,072 shares in an IRA.

   Name & Age         Directors   Principal  Occupation     #  Share       %  of
                        Since        Past Five Years        06/24/01       Class
                                                                   (1)
Dr. James P. King        1998     President                      180        0.06
      69                          Desilube Technology Inc .
                                  Lansdale, PA.

Donald A. Peterson       1986     Project Manager                162        0.05
      60                          Lockeed Martin
                                  Norristown, PA.


1) These shares are held in a Living Trust Dated August 2, 1994.

Shareholders have one vote for each share they own for each of six directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year and were overwhelmingly reelected.

                          Board Meetings & Committees

There were five Board of Directors meetings in 2000. Mr. Texter attended two and Mr. Peterson attended three. The remaining four directors attended all five.

                         Principal Executive Officers

             Name                 Age           Executive Office & Tenure

      Bernard B. Klawans           80         President since 1998 (inception)
      William A. Texter            54         Secretary since 2000
      Sandra K. Texter             50         Treasurer since 1999

The Board of Directors elects officers for a term of one year.

                    Remuneration of Directors and Officers

The Fund pays $49.50 a month to Mr. Texter to cover his miscellaneous expenses associated with services rendered as officer of the Fund. In addition, all directors except Mr. Texter and Mr. Klawans are paid $99 for expenses associated with each Directors' meeting they attend. The officers and directors of the Fund, as a group, own 26,940 shares beneficially, directly and indirectly or 8,29% of the shares outstanding. There are no other classes of shares issued.


                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over the counter portfolio orders. The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board of Directors. The President may selct brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may inclu-de economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In it's most recently completed year, 2000, the Fund paid $50 in brokerage commissions. Brokerage commissions were zero in 1999 and 1998. The Board of Directors evaluates and reviews semi-annually the reasonableness of brokerage commissions paid.


              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Sanville and Company, Certified Public Accountants ("S&C") to audit and certify financial statements of the Fund for the year 2001. Our relationship with Larson Allen Weishair & Co. LLP ("LAW&C") who performed our audit last year remains amicable. The change to "S&C" is recommended because of a significabt increase in proposed fees by "LAW&C" to perform the year 2001 audit. "S&C" is suggested based on our review of their ability to perfornm credible audits of other mutual funds at competitive prices. "S&C" will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of "S&C". Neither "S&C" nor any of its partners have any direct or material indirect financial interest in the Fund and will pprovide no non-auditing services to the Fund if selected.

A representative of Sanville & Co. will not be present at the meeting unless re-quested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.


                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in August 2002. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later then January 4, 2002 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain require-ments.


                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
        THE O'HIGGINS FUND ANNUAL MEETING OF SHAREHOLDERS AUG. 21, 2001


The annual meeting of THE O'HIGGINS FUND will be held August 21, 2001 at 1375 Anthony Wayne Dr., Wayne, Pa. at 7:30 P.M. The under-signed hereby appoints Bernard B. Klawans and/or William A. Texter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personal-ly present, upon the matters specified below.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1. Election of Directors
       ___
      l___l    FOR all nominees except as marked to the contrary below.
       ___
      l___l    WITHHOLD AUTHORITY to vote for all nominees.

       Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

     Bernard B.  Klawans        William A. Texter       Victor J. Belanger
     Dr. Gerd H. Dahl           Dr James P. King        Donald A. Peterson


2. Proposal to ratify the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2000.
             ___                 ___                      ___
            l___l   FOR         l___l   AGAINST          l___l   ABSTAIN


Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 2001                        _______________________
                                                       Shareholder's Signature


                                                       _______________________
                                                       Shareholder's Signature
Please review your address and note corrections below.


















                                PRIVACY NOTICE


                              THE O'HIGGINS FUND
                                  PO Box 262
                           VALLEY FORGE, PA. 19481
                                1-800-548-1942



                                                                   June 30, 2001

Dear Shareholders:

The Federal Securities and Exchange Commission has adapted a ruling regarding the "Privacy of Consumer Financial Information known as Regulation S-P. This ruling states that financial instutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:

A. Information We Collect - Our application forms contain names, addresses, phone numbers, W-9 status and social security or tax ID numberes for regular accounts. Our IRA application forms also contain birth date and benificiary information. Of course, we also keep record of all of your security tran-sactions such as your account balances and transaction histories.

B. Our Disclosure Statement - We only disclose personal information about you either while you are a shareholder, or if you have left the Fund as required by law. And, since we handle regular transactions internally, the number of employees that even see your information is limited. However, funds cannot be IRA trustees. We use Delaware Charter Gurantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have forwarded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than required by law.


You may call 1-800-548-1942 if there are any questions about our regulatiom S-P status.


Respectfully submitted





Bernard B. Klawans